iShares®

iShares Trust, iShares, Inc., iShares MSCI Russia Capped ETF, Inc.

Supplement dated August 21, 2014

to the Prospectus and Statement of Additional Information for each of the

iShares 10+ Year Credit Bond ETF (CLY),

iShares Core Long-Term USD Bond ETF (ILTB),

iShares Core MSCI Emerging Markets ETF (IEMG),

iShares Core MSCI Total International Stock ETF (IXUS),

iShares Core Short-Term USD Bond ETF (ISTB),

iShares Core Total USD Bond Market ETF (IUSB),

iShares Emerging Markets Corporate Bond ETF (CEMB),

iShares Emerging Markets Dividend ETF (DVYE),

iShares Emerging Markets High Yield Bond ETF (EMHY),

iShares Emerging Markets Infrastructure ETF (EMIF),

iShares Emerging Markets Local Currency Bond ETF (LEMB),

iShares J.P. Morgan USD Emerging Markets Bond ETF (EMB),

iShares MSCI ACWI ETF (ACWI),

iShares MSCI ACWI ex U.S. ETF (ACWX),

iShares MSCI All Country World Minimum Volatility ETF (ACWV),

iShares MSCI BRIC ETF (BKF),

iShares MSCI Emerging Markets ETF (EEM),

iShares MSCI Emerging Markets Eastern Europe ETF (ESR),

iShares MSCI Emerging Markets EMEA ETF (EEME),

iShares MSCI Emerging Markets Energy Capped ETF (EMEY),

iShares MSCI Emerging Markets Financials ETF (EMFN),

iShares MSCI Emerging Markets Growth ETF (EGRW),

iShares MSCI Emerging Markets Materials ETF (EMMT),

iShares MSCI Emerging Markets Minimum Volatility ETF (EEMV),

iShares MSCI Emerging Markets Small–Cap ETF (EEMS),

iShares MSCI Emerging Markets Value ETF (EVAL),

iShares MSCI Global Agriculture Producers ETF (VEGI),

iShares MSCI Global Energy Producers ETF (FILL),

iShares MSCI Global Metals & Mining Producers ETF (PICK) and

iShares MSCI Russia Capped ETF (ERUS) (each, a “Fund” and together, the “Funds”).

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information for each Fund.

The following supplements each Fund’s risk disclosure as a result of recent events:

The United States and the European Union have instituted additional sanctions against certain Russian issuers which include prohibitions on transacting in or dealing in new debt of longer than 90 days maturity or new equity of such issuers. Securities held by a Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by the Fund’s investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase a Fund’s transaction costs.

Also, if an affected security is included in a Fund’s Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The use of (or increased use of) a representative sampling strategy may increase the Fund’s tracking error risk. If the affected securities constitute a significant percentage of the Underlying Index, a Fund may not be able to affectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its Underlying Index.

Sanctions may now, or in the future, result in retaliatory measures by Russia, including the immediate freeze of Russian assets held by a Fund. In the event of such a freeze of any Fund assets, a Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in a Fund receiving substantially lower prices for its securities.

These sanctions may also lead to changes in a Fund’s Underlying Index. A Fund’s index provider may remove securities from the Underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that a Fund will rebalance its portfolio to bring it in line with the Underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error.

Please refer to the Fund’s Prospectus and Statement of Additional Information for additional information regarding the risks of investing in Russia.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock, Inc. or its affiliates. IS-A-SU-082014

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE